UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2022

BUTTERFLY NETWORK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39292	84-4618156
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 District Avenue Burlington, MA	01803
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 557-4800

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BFLY	The New York Stock Exchange
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	BFLY WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Current Report on Form 8-K is being filed to update the disclosure included in the Current Report on Form 8-K filed by Butterfly Network, Inc. (the “Company”) with the Securities and Exchange Commission on December 6, 2022 in which the Company reported that it and Todd Fruchterman, M.D., Ph.D. had mutually agreed that Dr. Fruchterman would leave his position as President and Chief Executive Officer and as a member of the Board of Directors (the “Board”), and that Dr. Fruchterman would partner with Butterfly’s leadership team through the end of the year to ensure a smooth transition. The Company also reported Dr. Fruchterman would receive the separation payments and benefits provided under his Employment Agreement with the Company, dated as of July 20, 2021, which was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 22, 2021, and that the separation payments and benefits would be made pursuant to a Separation Agreement (the “Separation Agreement”) with Dr. Fruchterman, substantially in the form that was attached to his Employment Agreement.

On December 22, 2022, the Company and Dr. Fruchterman entered into the Separation Agreement on substantially the same terms as previously disclosed with the following additional terms and conditions: (a) the Company will pay Dr. Fruchterman an additional payment of approximately $150,000; (b) 92,147 shares of Class A common stock subject to the performance-based restricted stock unit award granted to Dr. Fruchterman on July 12, 2021 will be vested; and (c) the exercise period of the options granted to Dr. Fruchterman on March 4, 2022 and March 22, 2022 will be extended through December 31, 2023, provided that Dr. Fruchterman does not revoke the Separation Agreement on or before December 29, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUTTERFLY NETWORK, INC.

By:	/s/ Heather C. Getz, CPA
Name:	Heather C. Getz, CPA
Title:	Executive Vice President and Chief Financial Officer

Date: December 29, 2022